EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMCD referred to collectively as “AMC”) performed due diligence services on certain mortgage loans as described below utilizing various scopes of review. All of the mortgage loans reviewed, which were originated by multiple parties, were purchased by entities affiliated with Mill City Holdings, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party/parties. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	1,036 mortgage loans
▪	“Data Integrity Review”:	1,036 mortgage loans
▪	Payment History Review:	1,045 mortgage loans*

*The Payment History Review includes both an “Acquisition Payment History Review” and an “Acquisition + Update Payment History Review.”

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof. There may have been loans that were excluded from the securitization after the publication of this documentation.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) as defined below:
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned and Re-Performing Loan Criteria, May 2016
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their

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compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (986 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

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(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;

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▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (50 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	Rescission (§1026.23):
i)	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;
b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
c)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
d)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

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ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in the originator’s determination of the ability to repay.

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Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction. Fields generally included are as follows:

Amortization Type	Lifetime Maximum Rate (Ceiling)	Original Interest Rate
City	Lifetime Minimum Rate (Floor)	Original Loan Amount
Documentation Type	Loan Purpose	Original LTV
First Payment Date of Loan	Maturity Date	Original Payment Amount Due
Gross Margin	Mod Date	Original Term to Maturity
HELOC Indicator	Mod Flag	Origination Date
Index Type	Occupancy	Postal Code
Initial Fixed Rate Period	Original Amortization Term	Property Type
Initial Interest Rate Cap (Change Up)	Original Appraised Property Value	State
Junior Mortgage Balance	Original CLTV
Lien Position	Original Interest Only Term

Acquisition Payment History Review
At the time of acquisition a payment history review, performed by JCIII at mortgage loan acquisition (the “Original Payment History Review”), was performed. There were no updates made to this original review.

Acquisition + Update Payment History Review
This review was comprised of two components (i) the “Original Payment History Review” and (ii) an additional review to the Original Payment History Review to seek additional historical months activity based on information available in provided documentation at the time of purchase.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
There were 1,036 mortgage loans in the final compliance population. After all documents were presented, 899 (86.78%) of the mortgage loans had exceptions; however, only 247 (23.84%) of the mortgage loans had exceptions that triggered a C or D rating under Fitch’s rating criteria. Of the 1,036 mortgage loans, 268 were reviewed by AMCD and 768 were reviewed by JCIII.

Please note that while the Compliance Review total matches the Data Integrity total, the number reviewed by each of AMCD and JCIII varies. Also note, there are more loans included in the Payment History Review than were in the Compliance or Data Integrity review populations.

COMPLIANCE RESULTS SUMMARY (FITCH GRADING CRITERIA; 1,036 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. The grades below reflect Fitch Ratings, Inc.’s rating methodology.

AMC Consolidated (1,036 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	137	13.22%
B	652	62.93%
C	162	15.64%
D	85	8.20%
Total	1,036	100.00%

AMC Diligence, LLC (268 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	36	13.43%
B	123	45.90%
C	65	24.25%
D	44	16.42%
Total	268	100.00%

JCIII & Associates, LLC (768 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	101	13.15%
B	529	68.88%
C	97	12.63%
D	41	5.34%
Total	768	100.00%

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OTHER REVIEW RESULTS SUMMARY (1,036 Mortgage Loans)
Exception Listing
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

The percentage of mortgage loans reflects the percentage of mortgage loans reviewed by each respective party (AMCD or JCIII) and not the total of all mortgage loans reviewed.

AMC Diligence, LLC (268 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD. Only compliance EV3s, as noted when conducting the original review in question, are listed below.

Category	Exception	# of Exceptions	% of Loans
Compliance	Missing Document: Note - Subject Lien not provided	42	15.67%
	Missing Final HUD-1	17	6.34%
	(Doc Error) TIL Error: Final TIL not signed by all required parties	5	1.87%
	Unknown Loan Designation	5	1.87%
	TILA - Final TIL Missing	4	1.49%
	New Jersey Home Loan (Demand Feature)	2	0.75%
	Rhode Island Home Loan (Invoices for Third Party Fees Not in File - Unable to Determined if Bona Fide)	2	0.75%
	(TX50(a)(6)) Texas Cash-out Loan (Itemization of Points and Fees Not Provided)	2	0.75%
	Final TIL Finance Charge Under Disclosed	1	0.37%
	(TX50(a)(6)) Texas Cash-out Loan (TX Home Equity Disclosure/Notice Concerning Extensions of Credit Not Provided)	1	0.37%
	Missing Final HUD-1: No Document Used For Fee Testing	1	0.37%
	Texas Cash-out Owners and Owner’s Spouse Written Consent (TX50(a)(6) Texas Cash-out Loan (Lien was created without consent of all owners and owner’s spouse(s))	1	0.37%
	Note Error: Note late charge percentage exceeds maximum per state	1	0.37%
	(TX50(a)(6)) Texas Cash-out Loan (Loan closed prior to expiration of 12-day cooling off period)	1	0.37%
	(TX50(a)(6)) Texas Cash-out Loan (Itemization of Points and Fees Not Provided At Least 1 Business Day Prior to Closing - No Waiver)	1	0.37%
	Missing Final HUD-1: HUD-1 Not Signed or Stamped Used For Fee Testing	1	0.37%
	(TX50(a)(6)) Texas Cash-out Loan (Acknowledgment of Fair Market Value Disclosure Not Provided)	1	0.37%
	(Doc Error) Security Instrument Error: Notary/Security Instrument Date was not provided	1	0.37%
	Missing Final HUD-1: Estimated HUD-1 Used For Fee Testing	1	0.37%
Total		90	100%

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JCIII & Associates, LLC (768 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review as performed by JCIII. Only compliance EV3s, as noted when conducting the original review in question, are listed below.

Category	Exception	# of Exceptions	% of Loans
Compliance	Finance Charge UnderDisclosed >$35 for Refinance	57	7.42%
	TIL Missing	51	6.64%
	ROR Missing	46	5.99%
	HUD-1 Missing	37	4.82%
	Finance Charge UnderDisclosed >$100 for Purchase	29	3.78%
	TIL Incomplete	28	3.65%
	HUD-1 Incomplete	22	2.86%
	HUD-1 Estimated	10	1.30%
	APR Tolerance UnderDisclosed 0.125	8	1.04%
	Rescission Period under 3 days	7	0.91%
	Initial GFE Missing	6	0.78%
	ROR Violation Funding date is prior to or equals the ROR End Date	6	0.78%
	State Late Charge Not Standard	6	0.78%
	ROR Incorrect Form - Lender to Lender Not On H9/G9	5	0.65%
	Initial TIL Missing	4	0.52%
	Federal Higher-Priced Mortgage Loan	3	0.39%
	Final TIL Date < 6 Days Prior to Origination Date (Non-IO Fixed)	3	0.39%
	Note Missing	3	0.39%
	RegX Violation: Borrower was not provided with a current list of local homeownership counseling organizations within 3 days of application	3	0.39%
	Missing MA Borrower's Interest Worksheet	2	0.26%
	Note P&I Does Not Equal Final TIL P&I	2	0.26%
	State Grace Period Below Minimum	2	0.26%
	Change date(s) in TIL rate/payment disclosure inaccurate	1	0.13%
	Chicago Threshold Loan	1	0.13%
	Cook County IL Threshold Loan	1	0.13%
	Increase in 10% tolerance fees exceeds 10%	1	0.13%
	Missing NV Commercially Reasonable Means of Mechanism Worksheet	1	0.13%
	No tolerance fees increased at closing (Adjusted Origination Charges)	1	0.13%
	No tolerance fees increased at closing (Credit or Charge for Interest Rate)	1	0.13%
	No tolerance fees increased at closing (Transfer Taxes)	1	0.13%
	North Carolina Rate Spread Loan	1	0.13%
	Power of Attorney Missing	1	0.13%
	ROR Incomplete	1	0.13%
	ROR Incorrect Form - Non Lender to Lender Not On H8/G8	1	0.13%
Total		352

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DATA INTEGRITY REVIEW RESULTS SUMMARY (1,036 Mortgage Loans)
AMC compared thirty-one (31) unique data fields on a tape provided by the Client at the time of securitization to the data found in the actual file as captured during the Compliance Review. Overall, thirty-one (31) unique data fields corresponding to 939 mortgage loans exhibited a variance. Please note that variances in maturity dates and interest rate related items are usually attributable to modification information being incorrectly attributed to information from loan origination on the seller’s data tape during the time of the Compliance Review.

The findings of the comparison are shown below.

Field	Loan Count	% of Loans
Maturity Date	575	55.50%
Initial Interest Rate Cap (Change Up)	355	34.27%
Original LTV	335	32.34%
Initial Fixed Rate Period	328	31.66%
Mod Date	324	31.27%
Documentation Type	320	30.89%
Lifetime Maximum Rate (Ceiling)	299	28.86%
Lifetime Minimum Rate (Floor)	281	27.12%
Amortization Type	276	26.64%
Index Type	273	26.35%
Gross Margin	270	26.06%
Property Type	194	18.73%
Original CLTV	90	8.69%
Original Appraised Property Value	59	5.69%
Mod Flag	46	4.44%
Original Payment Amount Due	41	3.96%
Loan Purpose	39	3.76%
Original Term to Maturity	36	3.47%
Original Amortization Term	35	3.38%
Origination Date	27	2.61%
First Payment Date of Loan	26	2.51%
Occupancy	22	2.12%
Original Interest Rate	22	2.12%
Junior Mortgage Balance	16	1.54%
Postal Code	15	1.45%
City	13	1.25%
Original Interest Only Term	10	0.97%
Original Loan Amount	5	0.48%
HELOC Indicator	1	0.10%
Lien Position	1	0.10%
State	1	0.10%
Total	4,335

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PAYMENT HISTORY REVIEW: SCOPE #1 & SCOPE #2 SUMMARY (1,045 Mortgage Loans)
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. The review was comprised of two scopes below; however, the results are jointly summarized. At the ending pay history date for each respective loan, there were 809 mortgage loans noted as being current and 236 noted as being delinquent. In addition, 698 mortgage loans were missing at least one month of pay history information during the relevant review period. Missing months are not treated as delinquent, in bankruptcy, or in foreclosure in statistics below.

Acquisition Payment History Review
At the time of acquisition a payment history review, performed by JCIII at mortgage loan acquisition (the “Original Payment History Review”), was performed. There were no updates made to this original review. The results for the review performed for the securitization are shown below in the total population.

Acquisition + Update Payment History Review
This review was comprised of two components (i) the “Original Payment History Review” and (ii) an additional review to the Original Payment History Review to seek additional historical months activity based on information available in provided documentation at the time of purchase. The results for the review performed for the securitization are shown below in the total population.

DQ, BK, FC During Lookback*	Loan Count	% of Loans
0	748	71.58%
1 or more	296	28.33%
Inconclusive	1	0.10%
Total	1,045	100.00%

Lookback Period	Loan Count	% of Loans
36	248	23.73%
79	139	13.30%
72	125	11.96%
80	103	9.86%
92	67	6.41%
91	64	6.12%
82	47	4.50%
81	37	3.54%
87	36	3.44%
83	20	1.91%
78	19	1.82%
98	19	1.82%
74	18	1.72%
90	17	1.63%
93	14	1.34%
88	13	1.24%
86	12	1.15%
24	11	1.05%
71	9	0.86%
85	8	0.77%
61	7	0.67%
84	5	0.48%
77	4	0.38%
37	1	0.10%
89	1	0.10%
96	1	0.10%
Total	1,045	100.00%
*DQ = Delinquency; BK = Bankruptcy; FC = Foreclosure

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ADDITIONAL SUMMARY (AMCD Population of 335 Mortgage Loans)*

Loan Purpose	Loan Count	% of Loans
Purchase	163	48.66%
Cash Out Refinance	117	34.93%
Rate/Term Refinance	48	14.33%
Streamlined Refinance	1	0.30%
Construction to Permanent	3	0.90%
Total	335	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	213	63.58%
PUD	31	9.25%
Condo (Low Rise)	28	8.36%
Unavailable	23	6.87%
2 Family	15	4.48%
Single Family Attached	7	2.09%
PUD Attached	6	1.79%
Townhouse	4	1.19%
Condo (High Rise)	2	0.60%
Co-op	2	0.60%
Manufactured Housing	2	0.60%
3 Family	1	0.30%
UTD	1	0.30%
Total	335	100.00%

Lien Position	Loan Count	% of Loans
1	333	99.40%
2	1	0.30%
Unknown	1	0.30%
Total	335	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	212	63.28%
Adjustable	105	31.34%
Unknown	18	5.37%
Total	335	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	3	0.90%
121-180 Months	16	4.78%
181-240 Months	1	0.30%
241-360 Months	244	72.84%
361+ Months	55	16.42%
Unknown	16	4.78%
Total	335	100.00%

*Some “% of Loans” may not add to 100% due to rounding. Please note that this population size does not match the Compliance Review population for AMCD.

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ADDITIONAL SUMMARY (JCIII Population of 701 Mortgage Loans)*

Purpose	Loan Count	% of Loans
Cashout Refi	351	50.07%
Purchase	241	34.38%
Rate/Term Refi	98	13.98%
Construction To Perm	10	1.43%
HELOC	1	0.14%
Total	701	100.00%

Property Type	Loan Count	% of Loans
Single Family	498	71.04%
PUD Detached	70	9.99%
Low Rise Condo (<5 Floors)	55	7.85%
2 Family	27	3.85%
PUD Attached	12	1.71%
Manufactured (Double-Wide)	8	1.14%
Single Family Attached	8	1.14%
Townhouse	8	1.14%
High Rise Condo (>8 Floors)	7	1.00%
3 Family	3	0.43%
4 Family	2	0.29%
Condo	1	0.14%
Mid Rise Condo (6-7 Floors)	1	0.14%
Mobile Home Attached	1	0.14%
Total	701	100.00%

Lien Position	Loan Count	% of Loans
1	699	99.71%
2	2	0.29%
Total	701	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	413	58.92%
ARM	286	40.80%
Unknown	2	0.29%
Total	701	100.00%

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Term	Loan Count	% of Loans
360	603	86.02%
180	30	4.28%
480	29	4.14%
240	15	2.14%
60	5	0.71%
300	5	0.71%
351	3	0.43%
120	1	0.14%
288	1	0.14%
312	1	0.14%
336	1	0.14%
341	1	0.14%
342	1	0.14%
345	1	0.14%
348	1	0.14%
354	1	0.14%
420	1	0.14%
Unknown	1	0.14%
Total	701	100.00%

*Some “% of Loans” may not add to 100% due to rounding. Please note that this population size does not match the Compliance Review population for JCIII.

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